CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Schedule of Investments (Unaudited)
December 31, 2019

	Shares	Value

MASTER LIMITED PARTNERSHIPS - 79.0%
Gathering + Processing - 23.2%
Crestwood Equity Partners LP (c)	269,569	$8,308,118
DCP Midstream LP (c)	329,938	8,080,182
Enable Midstream Partners LP	778,264	7,805,988
MPLX LP (c)	1,191,188	30,327,646
Noble Midstream Partners LP	186,780	4,960,877
Summit Midstream Partners LP (c)	491,540	1,626,997
Western Midstream Partners LP (c)	440,195	8,667,439
Total Gathering + Processing		69,777,247

Pipeline Transportation│Natural Gas - 32.4%
Energy Transfer LP (c)	3,483,140	44,688,686
Enterprise Products Partners LP (c)	1,535,950	43,252,352
TC Pipelines LP (c)	225,536	9,540,173
Total Pipeline Transportation│Natural Gas		97,481,211

Pipeline Transportation│Petroleum - 23.4%
Holly Energy Partners LP	233,406	5,169,943
Magellan Midstream Partners LP (c)	304,655	19,153,660
NuStar Energy LP (c)	404,528	10,457,049
Phillips 66 Partners LP (c)	142,287	8,770,571
Plains All American Pipeline LP (c)	1,455,491	26,766,479
Total Pipeline Transportation│Petroleum		70,317,702

Total MASTER LIMITED PARTNERSHIPS (Cost $231,871,794)		237,576,160
CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Schedule of Investments (Unaudited)
December 31, 2019
	Shares	Value

COMMON STOCKS - 44.7%
Gathering + Processing - 28.9%
Antero Midstream Corp.	398,207	$3,022,391
Enlink Midstream, LLC (c)	2,251,494	13,801,658
Noble Midstream Partners LP (Acquired 11/15/19, Cost $4,129,629) (f),(n),(p)	199,499	5,151,064
ONEOK, Inc. (c)	208,593	15,784,232
Targa Resources Corp. (c)	547,263	22,344,748
Williams Companies, Inc. (c)	1,127,339	26,740,481
Total Gathering + Processing		86,844,574

Petroleum Transportation│Natural Gas - 7.9%
Equitrans Midstream Corp. (c)	665,660	8,893,218
Kinder Morgan Inc. (c)	699,377	14,805,811
Total Petroleum Transportation│Natural Gas		23,699,029

Pipeline Transportation│Petroleum - 7.9%
Pembina Pipeline Corp. (u)	376,461	13,951,645
TC Energy Corp.	183,993	9,808,667
Total Pipeline Transportation│Petroleum		23,760,312

Total COMMON STOCKS (Cost $130,382,527)		134,303,915

PREFERRED STOCK - 1.3%
Crestwood Equity Partners LP, 9.25%	430,000	3,968,900
Total PREFERRED STOCK (Cost $3,886,727)		3,968,900

PRIVATE INVESTMENT - 14.7%
KKR Eagle Co-Invest LP (d) (p) (f)		44,300,000
Total PRIVATE INVESTMENT (Cost $34,472,094)		44,300,000

SHORT-TERM INVESTMENT - 2.7%
Money Market Funds - 2.7%
First American Funds Inc. Treasury Obligation, 1.53% (y)	7,815,855	7,815,855
Goldman Sachs Financial Square Funds- Treasury Solutions Fund, 1.28% (y)	410,796	410,796
Total SHORT-TERM INVESTMENT (Cost $8,226,651)		8,226,651

Total Investments - 142.4% (Cost $408,839,793)		$428,375,626
Liabilities in Excess of Other Assets - (42.4)%		(127,684,420)
TOTAL NET ASSETS - 100.0%		$300,691,206

LP - Limited Parnership
LLC - Limited Liability Company
(c) —	All or a portion of this security is pledged as collateral for credit facility. As of December 31, 2019, the total value of the collateral was $188,232,161.
(d) —
This security is fair valued in good faith pursuant to the fair value procedures adopted by the Board of Trustees (the “Board”). The security has been deemed illiquid by the Adviser pursuant to procedures adopted by the Fund’s Board. As of December 31, 2019, the total value of all such securities was $44,300,000 or 14.7% of net assets. The security is in a non-unitized private investment fund that has commitments of $40,000,000, unfunded commitments of $2,556,376, does not permit redemptions, has expected life of 3.25 years, and invests solely in Veresen Midstream Limited Partnership. This security is characterized as a Level 3 security within the disclosure hierarchy.

(f) —	Security fair valued in good faith pursuant to the fair value procedures adopted by the Board. As of December 31, 2019, the total value of all such securities was $49,451,064 or 16.4% of net assets.
(n) —	Non-income producing security.
(p) —
Restricted security. Purchased in a private placement transaction; resale to the public may equire registration. As of December 31, 2019, the total value of all such securities was $49,451,064 or 16.4% of net assets.

(u) —	Foreign security or a U.S. security of a foreign company.
(y) —	The rate quoted is the annualized seven-day yield as of December 31, 2019.

Notes to Schedule of Investments (Unaudited)

Valuation of Investments: The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s NAV may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. Valuations from broker-dealers or pricing services consider appropriate factors such as market activity, market activity of comparable securities, yield, estimated default rates, timing of payments, underlying collateral, coupon rate, maturity date, and other factors. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent fair value.

Securities for which market prices are not readily available cannot be determined using the sources described above, or the Adviser’s Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser’s Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser’s valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser’s Valuation Committee uses in determining fair value.

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical assets or liabilities
Level 2 - quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)

The following table summarizes the Fund’s investments valuation inputs categorized in the disclosure hierarchy as of December 31, 2019

Description	Level 1	Level 2	Level 3	Total

Master Limited Partnerships	$237,576,160	$—	$—	$237,576,160
Common Stock	129,152,851	5,151,064	—	134,303,915
Preferred Stock	3,968,900	—	—	3,968,900
Private Investment	—	—	44,300,000	44,300,000
Money Market Funds	8,226,651	—	—	8,226,651
Total Investments	$378,924,562	$5,151,064	$44,300,000	$428,375,626

For further information regarding security characteristics, see the Schedule of Investments.

The fair value of the Fund’s credit facility, which qualifies as a financial instrument under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”)Topic 820, Disclosures about Fair Values of Financial Instruments, approximates the carrying amount of $77,500,000 presented in the Statement of Assets and Liabilities. As of December 31, 2019, this financial instrument is categorized as a Level 2 within the disclosure hierarchy.

The table below shows the significant unobservable valuation inputs that were used by the Adviser’s Valuation Committee to fair value these Level 3 investments as of December 31, 2019.

Quantitative Information about Level 3 Fair Value Measurements
Type of Security	Value as of December 31, 2019	Valuation Approach	Valuation Technique	Unobservable Input	Amount	Impact to Valuation from an Increase in Input(1)
Private Investment	$ 44,300,000	Market Approach	Guideline Public Company	EBITDA Multiple Liquidity Discount	10.8x 12.5%	Increase Decrease
		Income Approach	Discounted Cash Flow	Discount Rate	10.0%	Decrease
				Exit EBITDA Multiple Liquidity Discount	12.0x 12.5%	Increase Decrease

(1) The impact represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

The Fund uses two valuation methodologies in determining the fair value of its private investment in KKR Eagle Co-Invest LP (“the partnership”). The first methodology is a market comparables analysis that considers key financial inputs, current valuations of comparable public companies and other available measures. The second methodology is a discounted cash flow analysis, which uses the projected cash flows of the partnership to estimate the enterprise value and equity value attributable to the Fund’s interest. Such cash flows include a terminal value for the portfolio company, which is typically based on an Earnings Before Interest, Tax, Depreciation and Amortization (“EBITDA”) multiple derived from market comparables and relevant precedent M&A transactions.

A present value of these cash flows is determined by using estimated discount rates (a weighted average cost of capital or the expected return market participants would require of similar public securities).
As part of the valuation process, the Fund estimates operating results of the partnership (including EBITDA and unlevered cash ﬂow). These estimates utilize inputs such as historical operating results, which may be unaudited, and projected operating results, which will be based on operating assumptions for the partnership. These estimates are sensitive to changes in assumptions speciﬁc to the partnership as well as general assumptions for the industry. Other unobservable inputs utilized in the valuation techniques outlined above include: discounts for lack of marketability (liquidity discount), selection of comparable publicly-traded companies, selection of relevant M&A transactions, selected ranges for valuation multiples, and expected required rates of return (discount rates).

When determining the weighting ascribed to each valuation methodology, the Fund considers, among other factors, the availability of direct market comparables, the applicability of a discounted cash flow analysis, and the manner of realization for the investment. The fair value for this private investment is derived from a valuation based 50% on market comparables and 50% on a discounted cash flow analysis.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Private Investment
Balance as of September 30, 2019	$45,400,000
Change in unrealized depreciation	(1,200,000)
Balance as of December 31, 2019	$44,300,000
Change in unrealized gains or losses relating to assets still held at the reporting date	$(1,200,000)

For further information regarding security characteristics, see the Schedule of Investments.

Equity Option Contracts: When the Fund purchases a put or call option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current fair value of the option purchased, which is based on the last quoted sales price, or if no sale occurred, the last quoted bid price on the reporting date. Premiums paid for purchasing options that expire unexercised are treated by the Fund on the expiration date as realized losses from investments. The difference between the premium and the amount received on writing an option to effect a closing transaction, including brokerage commissions, is also treated as a realized loss or, if the premium is less than the amount received from the closing transaction, as a realized gain. If a call option is exercised, the premium is added to the cost of the purchase of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the proceeds of the securities sold by the Fund.

When the Fund writes a put or call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written which is based on the last quoted price, or if no transaction occurred, the last quoted asked price on the reporting date. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.

In the normal course of its business, the Fund buys and sells financial instruments, including equity options, subscription rights, forward currency contracts, and warrants. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at future dates. The derivative financial instruments may be traded on an exchange or negotiated between contracting parties over-the-counter (or “OTC”).

The monthly average notional value of written option contracts outstanding during the 3 months ended December 31, 2019 was $625,000.

The Fund did not have any written options contracts outstanding at December 31, 2019

Credit facility: The Fund has established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The Fund pays interest in the amount of 0.95% plus the 1-month London Interbank Offered Rate on the amount outstanding. As of December 31, 2019, the Fund had outstanding borrowings of $77,500,000. For the three months ended December 31, 2019, the Fund borrowed an average daily balance of $80,586,957 at a weighted average borrowing cost of 3.18%. As of December 31, 2019, the total value of collateral pledged was $188,232,161.